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                                                                    EXHIBIT 10.1

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                                     FORM OF

                          REGISTRATION RIGHTS AGREEMENT





                              Dated as of [_______]





                                     between






                         PLUM CREEK TIMBER COMPANY, INC.



                                        and



                             THE PARTIES NAMED HEREIN



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                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
Section 1.     Definitions.................................................1

Section 2.     Demand Registrations........................................4

Section 3.     Piggyback Registrations.....................................7

Section 4.     Hold-back Agreements........................................8

Section 5.     Registration Procedures.....................................9

Section 6.     Registration Expenses.  ...................................14

Section 7.     Indemnification............................................15

Section 8.     Rules 144 and 144A.........................................18

Section 9.     Underwritten Registrations.................................19

Section 10.    Covenants of Holders.......................................19

Section 11.    Miscellaneous..............................................20



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                          REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of [_________], 1999 by and among PLUM CREEK TIMBER COMPANY, INC., a Delaware corporation (the "Company"), and each of the parties from time to time executing a signature page hereto (each an "Investor" and collectively the "Investors").

        WHEREAS, pursuant to an Amended and Restated Agreement and Plan of Conversion, dated as of July 17, 1998 (the "Conversion Agreement"), by and among the Company, Plum Creek Timber Company, L.P., and Plum Creek Management Company, L.P., the Company has agreed to issue to the Investors, upon the terms and subject to the conditions set forth in the Conversion Agreement, shares of common stock, par value $.01 per share, of the Company and shares of special voting stock, par value $.01 per share, of the Company (the "Special Voting Stock");

        WHEREAS, in the Conversion Agreement, the Company has agreed to provide the registration rights set forth in this Agreement; and

        WHEREAS, the execution and delivery of this Agreement is a condition to the Closing (as defined in the Conversion Agreement).

        NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:


        Section 1. Definitions.

        As used in this Agreement, the following terms shall have the meanings set forth below:

        "Charter" means the Certificate of Incorporation of the Company, as amended from time to time.

        "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.




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        "Common Stock" means the Company's common stock, par value $.01 per share, or any other shares of capital stock or other securities of the Company into which such shares of Common Stock shall be reclassified or changed, including, by reason of a merger, consolidation, reorganization or recapitalization. If the Common Stock has been so reclassified or changed, or if the Company pays a dividend or makes a distribution on the Common Stock in shares of capital stock, or subdivides (or combines) its outstanding shares of Common Stock into a greater (or smaller) number of shares of Common Stock, a share of Common Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Common Stock outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled.

        "Delay Period" has the meaning set forth in Section 2(d) of this Agreement.

        "Demand Notice" has the meaning set forth in Section 2(a) of this Agreement.

        "Demand Registration" has the meaning set forth in Section 2(a) of this Agreement.

        "Effectiveness Period" has the meaning set forth in Section 2(d) of this Agreement.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

        "Holder" means a person who owns Registrable Securities and is either
(i) an Investor or a Permitted Transferee of an Investor that has agreed to be bound by the terms of this Agreement as if such person were an Investor, (ii) upon the death of any Holder, the executor of the estate of such Holder or such Holder's heirs, devisees, legatees or assigns or (iii) upon the disability of any Holder, any guardian or conservator of such Holder.

        "Interruption Period" has the meaning set forth in Section 5(o) of this Agreement.

        "Losses" has the meaning set forth in Section 7(a) of this Agreement.



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        "Misstatement/Omission" has the meaning set forth in Section 7(a) of this Agreement.

        "NASD" means the National Association of Securities Dealers, Inc.

        "Other Security Holders" has the meaning set forth in Section 2(b) of this Agreement.

        "Permitted Transferee" means, with respect to any Person or Persons, (i) any natural person who is related by blood or marriage to any such Person, (ii) any trust or partnership of which there are no principal beneficiaries or partners, as the case may be, other than any such Person or Permitted Transferees of such Person, (iii) any charitable foundation over which any such Person has discretionary authority, and (iv) any heirs or executors of any such Person.

        "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

        "Piggyback Registration" has the meaning set forth in Section 3(a) of this Agreement.

        "Registrable Securities" means (i) the shares of Common Stock issued to the Investors pursuant to the Conversion Agreement, (ii) the shares of Common Stock issuable upon Conversion of the Special Voting Stock and (iii) any Common Stock issued or issuable with respect to such Common Stock referred to above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been distributed to the public pursuant to an offering registered under the Securities Act, (ii) they have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) they are eligible for immediate sale pursuant to Rule 144(k) under the Securities Act.

        "Registration Statement" means any registration statement under the Securities Act of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related prospectus and any information deemed to be a part of such prospectus pursuant to Rule 430A under the Securities Act, all amendments and supplements to such registration statement or prospectus, including



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pre- and post-effective amendments (including any registration statement filed pursuant to Rule 462(b) under the Securities Act), all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

        "Required Investors" means Holders of at least 25% of the aggregate amount of all Registrable Securities.

        "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder.

        "Special Voting Stock" has the meaning set forth in the recitals hereto.

        Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Conversion Agreement.

        Section 2. Demand Registrations.

                (a) The Holders shall have the right, commencing on the first anniversary of the date hereof by written notice (the "Demand Notice") given to the Company, to request the Company to register under and in accordance with the provisions of the Securities Act all or part of the Registrable Securities designated by such Holders (a "Demand Registration"). Upon receipt of any such Demand Notice from any Holder, the Company will promptly notify all other Holders of the receipt of such Demand Notice and allow them the opportunity to include Registrable Securities held by them in the proposed registration by submitting their own Demand Notice. Notwithstanding anything herein to the contrary, the Company shall not be required to honor a request for a Demand Registration if the Registrable Securities requested by the initiating Holders to be so registered does not constitute at least one million shares (or any lesser number constituting all of the then-remaining shares) of Common Stock (subject to adjustment in the event of any reclassification, recapitalization, stock split, combination or exchange of the Common Stock, or any dividend on the Common Stock payable in stock or other securities). The Holders shall not be entitled to make a Demand Notice prior to six months following the last date the Company is required to keep a previously demanded Registration Statement effective pursuant to Section 2(d) hereof.



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                (b) Subject to paragraph (a) above, as soon as practicable, but in any event within 60 days of the date on which the Company first receives a Demand Notice pursuant to Section 2(a) hereof, the Company shall file with the Commission a Registration Statement on the appropriate form for the registration and sale of the total number of Registrable Securities specified in such Demand Notice in accordance with the intended method or methods of distribution specified by the Holders in such Demand Notice. Subject to paragraph (h) below, the Company may include in such registration other securities for sale for its own account or for the account of any other holders of Common Stock ("Other Security Holders"). The Company shall use reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as reasonably practicable.

                (c) Subject to Section 2(d), upon the occurrence of any event that would cause the Registration Statement (A) to contain a material misstatement or omission or (B) to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable, the Company shall file an amendment to the Registration Statement as soon as reasonably practicable, in the case of clause
(A), correcting any such misstatement or omission and, in the case of either clause (A) or (B), use reasonable best efforts to cause such amendment to be declared effective and such Registration Statement to become usable as soon as reasonably practicable thereafter.

                (d) The Company agrees to use reasonable best efforts to keep any Registration Statement filed pursuant to this Section 2 continuously effective and usable for the sale of Registrable Securities (i) until 180 days from the date on which the Commission declares such Registration Statement effective, or (ii) until all the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement, if earlier, in either case as such period may be extended pursuant to this
Section 2. Notwithstanding the foregoing, the Company shall have the right to delay the filing of any Registration Statement otherwise required to be prepared and filed by the Company pursuant to this Section 2, or to suspend the use of any Registration Statement, for a period not in excess of 90 days (a "Delay Period") if any executive officer of the Company determines that in such executive officer's reasonable judgment and good faith the registration and distribution of the Registrable Securities covered or to be covered by such Registration Statement would materially interfere with any pending financing, acquisition, reorganization or other material transaction involving the Company or any of its subsidiaries or would require disclosure of any other material corporate development that the Company is not otherwise required or prepared to disclose. The Company will promptly give the Holders written notice of



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such determination and an approximation of the period of the anticipated delay;
provided, however, that the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the aggregate of (x) 180 days minus (y) the number of days occurring during all Interruption Periods (as defined in Section 5(o) hereof) during such consecutive 12 months. Each Holder agrees to cease all public disposition efforts under such Registration Statement with respect to Registrable Securities held by such Holder immediately upon receipt of notice of the beginning of any Delay Period. The Company shall provide written notice to the Holders of the end of each Delay Period. The time period for which the Company is required to maintain the effectiveness of a Registration Statement referred to above shall be extended by the aggregate number of days of all Delay Periods and Interruption Periods affecting such Registration, and such period and any extension thereof is hereinafter referred to as the "Effectiveness Period."

                (e) The Company shall not enter into any agreement granting any Other Security Holder piggyback rights to include such Other Security Holder's securities in any registration in which the Holders have the right to include Registrable Securities on a priority basis more favorable to such Other Security Holder than is provided to the Holders pursuant to Section 3(b).

                (f) Holders of a majority in number of the Registrable Securities to be included in a Demand Registration pursuant to this Section 2 may, at any time prior to the effective date of the Registration Statement in respect thereof, revoke such request by providing a written notice to the Company to such effect; provided, however, that any such revocation shall be counted as a demand under this section if such revocation occurs after the Company has filed a registration statement.

                (g) Preemption of Demand Registration. Notwithstanding anything to the contrary contained herein, after receiving a written request for a Demand Registration, the Company may elect to effect an underwritten primary registration in lieu of the Demand Registration if the Company's Board of Directors believes that such primary registration would be in the best interests of the Company. If the Company so elects to effect a primary registration, the Company shall give prompt written notice (which shall be given not later than 20 days after the date of the Demand Notice) to all holders of the Registrable Securities of its intention to effect such a registration and shall afford the holders of the Registrable Securities the rights contained in Section 3 with respect to Piggyback Registrations. In the event that the Company so elects to effect a primary registration after receiving a request for a Demand Registration, the Company shall use reasonable best efforts to have the Registration Statement declared



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effective by the Commission as soon as reasonably practicable. In addition, the request for a Demand Registration shall be deemed to have been withdrawn and such primary registration shall not be deemed to be a Demand Registration.

                (h) Priority in Cutback. If a Demand Registration is an underwritten offering and includes securities for sale by the Company, and the managing underwriter (such underwriters to be chosen by the Holders included in such registration, subject to the Company's reasonable approval) advises the Company, in writing, that, in its good faith judgment, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Company will include in any such registration the maximum number of shares which the managing underwriter advises the Company can be sold in such offering allocated as follows: first the Registrable Securities requested to be included in such registration by the Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such Holders, second the securities requested to be included in such registration by the Company for its own account, and third the securities requested to be included in such registration by the Company for the account of Other Security Holders.

        Section 3. Piggyback Registrations.

                (a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 relating solely to a transaction described in Rule 145 of the Securities Act or a registration on Form S-8 or any successor forms thereto), whether or not for sale for its own account, the Company will give prompt written notice of such proposed filing to all Holders at least 30 days before the anticipated filing date. Such notice shall offer such Holders the opportunity to register such amount of Registrable Securities as they shall request (a "Piggyback Registration"). Subject to Sections 3(b) and 3(c) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 28 days after such notice has been given by the Holders to the Company. If the Registration Statement relating to the Piggyback Registration is to cover an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. Each Holder shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective time of such Piggyback Registration.



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                (b) Priority on Primary Registrations. If a Piggyback
Registration is an underwritten primary registration on behalf of the Company, by or through one or more underwriters of recognized standing and the managing underwriters advise the Company in writing that in their good faith judgment the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the Company will include in the Registration Statement relating to such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Holders thereof, reduced, if necessary, on a pro rata basis, based on the amount of Registrable Securities requested to be included therein, and (iii) third, if no Registrable Securities were excluded pursuant to this Section 3(b), securities other than Registrable Securities requested to be included in such registration by Other Security Holders; provided, that if such registration contemplates an "over-allotment option" on the part of underwriters, to the extent such over-allotment option is exercised and Holders were excluded from registering any Registrable Securities pursuant to the priority provisions of this Section 3(b), then the over-allotment option shall be exercised first with respect to the Registrable Securities and the Principal Securities on a pro rata basis to the extent of any exclusion.

                      (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of Other Security Holders, by or through one or more underwriters of recognized standing and the managing underwriter(s) advise the Company in writing that in their good faith judgment the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Company will include in such registration, the securities owned by such Other Security Holders and the Registrable Securities requested to be included in such registration by the Holders thereof, reduced, in each case, on a pro rata basis, based on the amount of Registrable Securities owned by each such other Security Holder or Holder.

        Section 4. Hold-back Agreements.

                (a) The Company agrees (i) if so required by the managing underwriter of an underwritten offering effected pursuant to a Registration under Section 2 or 3 hereof, not to effect any public or private sale or distribution of securities of the same type (including any underlying securities) as the Registrable Securities



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included in such underwritten registration, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to the pricing of such offering and until the earlier of (A) the end of the 180-day period beginning on the date of pricing of such offering (except as part of such underwritten offering and except pursuant to registrations on Form S-4 or Form S-8 (or any successor form to such Form)), unless the managing underwriter for such offering otherwise agrees, and (B) the abandonment of such offering, and (ii) to use reasonable best efforts to cause each holder of securities of the same type as the securities included in such underwritten offering, or any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public or private sale or distribution or otherwise dispose (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the managing underwriter for such offering otherwise agrees.

                (b) If the Company registers securities of the Company in connection with an underwritten public offering of Common Stock solely by the Company, the Holders, if so requested by the managing underwriter of such underwritten offering, agree not to effect any public sale or distribution of any of the Registrable Securities, including any sale pursuant to Rule 144 under the Securities Act (other than as a part of such underwritten public offering) without the consent of the Company or such managing underwriter during the period commencing on a date specified by the underwriter, such date not to exceed seven days prior to the effective date of such registration statement, and ending on the earlier of (A) 180 days after the pricing of such offering,
(B) the abandonment of such offering and (C) the first date on which the Company or any affiliate or executive officer of the Company is permitted to sell shares of Common Stock of the Company.

        Section 5. Registration Procedures.

        Whenever the Company is required to register Registrable Securities pursuant to Section 2 or 3 hereof, the Company will use reasonable best efforts to effect the registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities as prescribed by Section 2 or 3 on



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a form available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof and use reasonable best efforts to cause each such Registration Statement to become and remain effective within the time periods and otherwise as provided herein;

                (b) prepare and file with the Commission such amendments, (including post-effective amendments) to the Registration Statement and such supplements to the Prospectus as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

                (c) furnish to each selling Holder of Registrable Securities covered by a Registration Statement and to each underwriter, if any, such number of copies of such Registration Statement, each amendment and post-effective amendment thereto, the Prospectus included in such Registration Statement (including each preliminary prospectus and any supplement to such Prospectus and any other prospectus filed under Rule 424 of the Securities Act), in each case including all exhibits, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder or to be disposed of by such underwriter (the Company hereby consenting to the use in accordance with all applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such Prospectus (or preliminary prospectus or supplement thereto) by each such Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Registration Statement or Prospectus);

                (d) use reasonable best efforts to register or qualify and, if applicable, to cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, the Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder or managing underwriters (if any) shall reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Securities covered by the applicable Registration Statement; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not



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otherwise be required to qualify but for this paragraph or (ii) consent to general service of process or taxation in any such jurisdiction where it is not so subject;

                (e) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class as the Registrable Securities are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use reasonable best efforts to secure designation of all such Registrable Securities covered by such Registration Statement as a NASDAQ Security within the meaning of Rule 11Aa3-l under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                (f) provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such Registration Statement;

                (g) comply with all applicable rules and regulations of the Commission, and make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (or in each case within such extended period of time as may be permitted by the Commission for filing the applicable report with the Commission) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten offering or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which earnings statement shall cover said 12-month periods;

                (h) use reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities included therein for sale in any jurisdiction, and, in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use reasonable best efforts promptly to obtain the withdrawal of such order at the earliest possible moment;



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                (i) obtain "cold comfort" letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, if any, and each selling Holder of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as the underwriters, if any, or the Holders of a majority of the Registrable Securities being sold may reasonably request;

                (j) obtain opinions of independent counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority of the Registrable Securities being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions of issuer's counsel requested in underwritten offerings, such as the effectiveness of the Registration Statement and such other matters as may be requested by such counsel and underwriters, if any;

                (k) promptly notify the selling Holders and the managing underwriters, if any, and confirm such notice in writing,

                (1) when a Prospectus or any supplement or post-effective amendment to such Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has become effective,

                (2) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information,

                (3) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any



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        order preventing or suspending the use of any Prospectus or the initiation of any proceedings by any Person for that purpose,

                (4) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale under the securities or blue sky laws of any jurisdiction, or the contemplation, initiation or threatening, of any proceeding for such purpose, and

                (5) of the happening of any event or the existence of any facts that make any statement made in such Registration Statement or Prospectus untrue in any material respect or that require the making of any changes in such Registration Statement or Prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of any Prospectus), not misleading (which notice shall be accompanied by an instruction to the selling Holders and the managing underwriters, if any, to suspend the use of the Prospectus until the requisite changes have been made);

                (l) if requested by the managing underwriters, if any, or a Holder of Registrable Securities being sold, promptly incorporate in a prospectus, supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders of a majority of the Registrable Securities being sold reasonably request to be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment promptly following notification of the matters to be incorporated in such supplement or post-effective amendment;

                (m) furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed copy of the Registration Statement;



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                (n) as promptly as practicable upon the occurrence of any event contemplated by clause 5(k)(5) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold hereunder, the Prospectus will not contain an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                (o) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders owning a majority of the Registrable Securities being sold in connection therewith or by the managing underwriters (including cooperating in reasonable marketing efforts, including participation by senior executives of the Company in any "roadshow" or similar meeting with potential investors) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, provide indemnification provisions and procedures substantially to the effect set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

        Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 5(k), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Registration Statement contemplated by Section 5(n), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus (such period during which disposition is discontinued being an "Interruption Period"), and, if so directed by the Company, such Holder will deliver to the Company all copies of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

        Section 6. Registration Expenses.

        The Company shall bear all expenses incurred in connection with the registration or attempted registration of the Registrable Securities pursuant to Sections 2 and 3 of this Agreement as provided herein. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the Commission, any state securities commission or the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, the principal national securities exchange or national market system on which the Common Stock is then traded or quoted. Notwithstanding the foregoing sentence, Holders shall be responsible for any pro rata share of brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities and for any legal, accounting and other expenses incurred by them in connection with any Registration Statement.

        Section 7. Indemnification.

                (a) Indemnification by the Company. The Company agrees to indemnify, to the fullest extent permitted by law, each Holder, each affiliate of a Holder and each officer, director, employee, counsel, agent or representative of such Holder and its affiliates and each Person who controls any such Person (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) against, and hold it and them harmless from, all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees and disbursements) and expenses, including expenses of investigation (collectively, "Losses") arising out of, caused by or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (a "Misstatement/Omission"), or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, except that the Company shall not be liable insofar as such Misstatement/Omission or violation is made in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein; provided, further that the Company shall not be liable for a Holder's failure to deliver or cause to be delivered (to the extent such delivery is required under the Securities Act) the Prospectus contained in the Registration Statement, furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming a Misstatement/Omission if such Misstatement/Omission was corrected in such Registration Statement. In connection with an underwritten offering, the Company will indemnify such underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders. This indemnity shall be in addition to any other indemnification arrangements to which the Company may otherwise be party.

                (b) Indemnification by the Holders. In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to indemnify, to the fullest extent permitted by law the Company and each affiliate, employee, counsel, agent, representative, director or officer of the Company and each Person who controls the Company (within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act) against, and hold it harmless from, any Losses arising out of or based upon (i) any Misstatement/Omission contained in the Registration Statement, if and to the extent that such Misstatement/Omission arose out of or was based upon information furnished in writing by such Holder for use therein, or (ii) the failure by the Holder to deliver or cause to be delivered (to the extent such delivery is required under the Securities Act) the Prospectus contained in the Registration Statement, furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming a Misstatement/Omission if such Misstatement/Omission was corrected in such Registration Statement. Notwithstanding the foregoing, the obligation to indemnify will be individual (several and not joint) to each Holder and will be limited to the net amount of proceeds (net of payment of all expenses) received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation.

                (c) Conduct of Indemnification Proceedings. In case any action, claim or proceeding shall be brought against any Person entitled to indemnifica-tion hereunder, such indemnified party shall promptly notify each indemnifying party in writing, and such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses incurred in connection with the defense thereof. The failure to so notify such indemnifying party shall not affect any obligation it may have to any indemnified party under this Agreement or otherwise except to the extent that (as finally determined by a court of competent jurisdiction (which determination is not subject to review or appeal)) such failure materially prejudiced such indemnifying party. Each indemnified party shall have the right to employ separate counsel in such action, claim or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of each indemnified party unless: (i) such indemnifying party has agreed to pay such expenses; (ii) such indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to such indemnified party; or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party or an affiliate or controlling person of such indemnifying party, and such indemnified party shall have been advised in writing by counsel that either (x) there may be one or more legal defenses available to it which are different from or in addition to those available to such indemnifying party or such affiliate or controlling person or
(y) a conflict of interest may exist if such counsel represents such indemnified party and such indemnifying party or its affiliate or controlling person; provided, however, that such indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), which counsel shall be designated by such indemnified party.

        No indemnified party shall be liable for any settlement effected without its written consent. Each indemnifying party agrees, jointly and severally, that it will not, without the indemnified party's prior written consent, consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding in respect of which indemnification or contribution may be sought hereunder unless the foregoing contains an unconditional release, in form and substance reasonably satisfactory to the indemnified parties, of the indemnified parties from all liability and obligation arising therefrom. The indemnifying party's liability to any such indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder.

                (d) Survival. The indemnification provided for under this Agreement will (i) remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party, (ii) survive the transfer of securities and (iii) survive the termination of this Agreement.

                (e) Right to Contribution. If the indemnification provided for in this Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party under Section 7(a) or Section 7(b) above in respect of any Losses referred to in such Sections, then each applicable indemnifying party shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Holder, on the other, in connection with the Misstatement/Omission which resulted in such Losses, taking into account any other relevant equitable considerations. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c) above, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation, lawsuit or legal or administrative action or proceeding.

        The relative fault of the Company, on the one hand, and of the Holder, on the other, shall be determined by reference to, among other things, whether the relevant Misstatement/Omission relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement/Omission.

        The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7(e), a Holder shall not be required to contribute any amount in excess of the amount by which (i) the amount (net of payment of all expenses) at which the securities that were sold by such Holder and distributed to the public were offered to the public exceeds (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such Misstatement/Omission.

        No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        Section 8. Rules 144 and 144A.

        The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of

Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

        Section 9. Underwritten Registrations.

        In the case of any underwritten offering pursuant to a Demand Registration under Section 2, the managing or lead underwriter or underwriters thereof shall be selected by the Holders included in such registration, subject to the Company's reasonable approval. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, customary indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no Holder included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

        Section 10. Covenants of Holders.

        Each of the Holders hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the Registration Statement, any amendment or supplement thereto, to any purchaser of the Registrable Securities covered by the Registration Statement from the Holder and (c) to notify the Company within three months after any sale of Registrable Securities by such Holder or, in the case of a sale of all or substantially all of the Registrable Securities owned by a Holder, within ten days after such sale.

        Section 11. Miscellaneous.

                (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with, adversely effects or violates the rights granted to the Holders in this Agreement.

                (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights provided in the Conversion Agreement or granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance or injunctive relief that a remedy at law would be adequate. Accordingly, any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement, including the provisions of this sentence, may be amended, modified, supplemented or waived only upon the prior written consent of the Company and Holders of a majority of the outstanding Registrable Securities.

                (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This Agreement may only be assigned by any Holder to any other Holder, unless otherwise consented to by the Company (such consent not to be unreasonably withheld) and any other attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder with respect to such Holder. None of the rights of any Investor or Holder may be assigned other than to a Holder who agrees in writing to be bound by this Agreement. The Company shall be given written notice by the transferring Investor or Holder at the time of the transfer stating the name and address of the transferee and identifying the Registrable Securities transferred, provided, that failure to give such notice shall not affect the validity of such transfer or assignment.

                (e) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                (f) Counterparts. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but each of which when so executed shall be deemed to be an original and all such counterparts taken together shall constitute one and the same Agreement.

                (g) Descriptive Headings: Interpretation. The descriptive headings of this Agreement are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                (h) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable air courier guaranteeing overnight delivery (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or sent by telecopier. Such notices, demands and other communications shall be sent to each Investor at the address indicated below such Investor's name on the signature pages to the Purchase Agreement and to the Company at the address indicated below:

        Plum Creek Timber Company, Inc.
        999 Third Avenue, Suite 2300
        Seattle, Washington  98104
        (206) 467-3799 (fax)
        Attention:  President and Chief Executive Officer

        with a copy (which shall not constitute notice) to:

        Skadden, Arps, Slate, Meagher & Flom LLP
        300 South Grand Avenue, Suite 3400
        Los Angeles, California  90071
        (213) 687-5600 (fax)
        Attention:  Jonathan H. Grunzweig, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Any notice, demand or other communication given hereunder will be deemed to have been given as of the date so delivered; as of the first business day after being delivered to an overnight air courier guaranteeing overnight delivery; on the fifth business day after being mailed; or when transmission completed, if telecopied; as the case may be.

                (i) GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY WASHINGTON STATE COURT SITTING IN THE CITY OF SEATTLE OR ANY FEDERAL COURT SITTING IN THE CITY OF SEATTLE IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE REGISTRABLE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH PARTY AGREES THAT IT WILL NOT COMMENCE ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

        IN WITNESS WHEREOF the parties hereto have or have caused this Registration Rights Agreement to be duly executed as of the date first above written.


                                       THE COMPANY:

                                       PLUM CREEK TIMBER COMPANY, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       THE INVESTORS:

                                       PC ADVISORY PARTNERS I, L.P.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       Address for notices:
                                       c/o SPO Partners Co.
                                       591 Redwood Highway
                                       Suite 3215
                                       Mill Valley, California  94941
                                       (415) 383-5126 (fax)
                                       Attention:  President and Chief Executive
                                                   Officer

                                       With a copy (which shall not
                                       constitute notice) to:
                                       Sullivan & Cromwell
                                       1888 Century Park East
                                       21st Floor
                                       Los Angeles, California  90067
                                       (310) 712-8800 (fax)
                                       Attention:  Alison Ressler, Esq.

                                       PCMC INTERMEDIATE HOLDINGS, L.P.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       Address for Notices:
                                       c/o SPO Partners Co.
                                       591 Redwood Highway
                                       Suite 3215
                                       Mill Valley, California  94941
                                       (415) 383-5126 (fax)
                                       Attention:  President and Chief
                                                   Executive Officer

                                       With a copy (which shall not constitute
                                                    notice) to:
                                       Sullivan & Cromwell
                                       1888 Century Park East
                                       21st Floor
                                       Los Angeles, California  90067
                                       (310) 712-8800 (fax)
                                       Attention:  Alison Ressler, Esq.

                          REGISTRATION RIGHTS AGREEMENT
                              HOLDER SIGNATURE PAGE


                                     HOLDER



                                       -----------------------------------------
                                       Name:

                                       Address for Notice:


                                       -----------------------------------------


                                       -----------------------------------------


                                       -----------------------------------------